Organization and Significant Accounting Policies	12 Months Ended
Dec. 31, 2017
Organization and Significant Accounting Policies [Abstract]
Organization and Significant Accounting Policies
1.	Organization and Significant Accounting Policies

Basis of Presentation

The consolidated financial statements include the accounts of Akcea Therapeutics, Inc. ("we," "our," and "us") and our wholly owned subsidiaries: Akcea Therapeutics UK Ltd., or Akcea UK (formed in August 2016), Akcea Intl Ltd., or Akcea Intl (formed in February 2017), Akcea Therapeutics Canada, Inc., or Akcea Canada (formed in May 2017), Akcea Therapeutics France SAS, or Akcea France (formed in September 2017), Akcea Therapeutics Germany GmbH, or Akcea Germany (formed in December 2017), and Akcea Therapeutics Securities Corporation, or Akcea Securities Corp. (formed in December 2017). All intercompany transactions and balances were eliminated in consolidation.

Organization and Business Activity

We were incorporated in Delaware in December 2014. We were organized by Ionis Pharmaceuticals, Inc., or Ionis, to focus on developing and commercializing drugs to treat patients with serious cardiometabolic diseases caused by lipid disorders. On July 19, 2017, we completed our initial public offering, or IPO. As of December 31, 2017, Ionis owns approximately 68% of our common stock and is our majority shareholder. Prior to our IPO, we were wholly owned by Ionis.

Revenue Recognition

In May 2014, the Financial Accounting Standards Board, or FASB, issued Accounting Standards Update, or ASU, No. 2014-09, which amends the guidance for accounting for revenue from contracts with customers. This ASU supersedes the revenue recognition requirements in ASC Topic 605, Revenue Recognition, or Topic 605, and creates a new Topic 606, Revenue from Contracts with Customers, or Topic 606. In 2015 and 2016, the FASB issued additional ASUs related to Topic 606 that delayed the effective date of the guidance and clarified various aspects of the new revenue guidance, including principal versus agent considerations, identifying performance obligations, and licensing, and they include other improvements and practical expedients. Under Topic 606, an entity recognizes revenue when its customer obtains control of promised goods or services, in an amount that reflects the consideration which the entity expects to receive in exchange for those goods or services.

To determine revenue recognition for arrangements that an entity determines are within the scope of Topic 606, the entity performs the following five steps: (i) identify the contract(s) with a customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations in the contract; and (v) recognize revenue when (or as) the entity satisfies a performance obligation. At contract inception, once the contract is determined to be within the scope of Topic 606, we assess the goods or services promised within each contract and determine those that are performance obligations, and assess whether each promised good or service is distinct. When we offer options for additional goods or services, such as an option to license a drug in the future or for additional goods or services to be provided in the future, we evaluate whether options are material rights that should be treated as additional performance obligations. We typically have not concluded that the option to license a drug or the options for additional goods or services that may be requested in the future under our collaboration agreement are material rights as the amounts attributable to such options represent standalone selling price, and therefore no consideration is allocated to these items at the inception of an agreement. When a partner exercises their option to license a drug or requests the additional goods or services, a new performance obligation is created for that item. Once performance obligations are identified, we then recognize as revenue the amount of the transaction price that we allocated to the respective performance obligation when (or as) each performance obligation is satisfied at a point in time or over time. If the performance obligation is satisfied over time, we recognize revenue based on the use of an output or input method. We have one revenue stream from our strategic collaboration, option and license agreement, or collaboration agreement, with Novartis Pharma AG, or Novartis, which we entered into in January 2017. For a complete discussion of the accounting for our collaboration revenue, see Note 8, Strategic Collaboration with Novartis.

Effective January 1, 2018, we adopted Topic 606 using the full retrospective transition method. Under this method, we revised our consolidated financial statements, including our consolidated balance sheet as of December 31, 2017 and statements of operations, comprehensive loss, stockholders’ equity and cash flows for the year ended December 31, 2017, for prior period amounts, as if Topic 606 had been effective for such periods. The references "as revised" used herein refer to revisions of data for the year ended December 31, 2017 as a result of our adoption of Topic 606.

Refer to Note 8, Strategic Collaboration with Novartis, where we discuss our Novartis collaboration agreement in more detail.

Research and development revenue under collaborative agreements

We entered into the collaboration agreement with Novartis to develop and commercialize AKCEA-APO(a)-LRx and AKCEA-APOCIII-LRx. Under the collaboration agreement, we received a $75.0 million upfront payment. For each drug, we are responsible for completing a Phase 2 program, conducting an end-of-Phase 2 meeting with the FDA and delivering active pharmaceutical ingredient, or API. Under the collaboration agreement, Novartis has an exclusive option to develop and commercialize AKCEA-APO(a)-LRx and AKCEA-APOCIII-LRx. If Novartis exercises an option for one of these drugs, it will pay us a license fee and will assume all further global development, regulatory and commercialization activities for the licensed drug. We are also eligible to receive a development milestone payment, milestone payments if Novartis achieves pre-specified regulatory milestones, commercial milestone payments and tiered royalties on net sales from each drug under the collaboration.

Additionally, we and Ionis entered into a stock purchase agreement, or SPA, with Novartis. Under the SPA, Novartis purchased 1.6 million shares of Ionis’ common stock for $100.0 million in the first quarter of 2017 and paid a premium over the weighted average trading price at the time of purchase. Additionally, Novartis agreed to purchase up to $50.0 million of our common stock in a separate private placement concurrent with the completion of our IPO at a price per share equal to the initial public offering price, subject to a number of conditions. If we did not complete our IPO or a similar offering by the 15-month anniversary of the SPA, or if we completed an offering that did not meet the specified criteria for Novartis to invest, then Novartis would have been required to purchase $50.0 million of Ionis’ common stock at a premium over the weighted average trading price of Ionis’ common stock at the time of purchase.

We evaluated the Novartis agreements to determine whether we should treat the agreements separately or as a single arrangement. We considered that the agreements were negotiated concurrently and in contemplation of one another. Additionally, the same individuals were involved in the negotiations of both agreements. Based on these facts and circumstances, we concluded that we should treat both agreements as a single arrangement, which we refer to as the Novartis collaboration. We evaluated the provisions of the agreements on a combined basis.

Identifying performance obligations

We evaluate the performance obligations in a collaboration agreement to determine whether they are distinct.

At the commencement of our strategic collaboration, we identified the following four distinct performance obligations:

●	Development activities for AKCEA-APO(a)-LRx;
●	Development activities for AKCEA-APOCIII-LRx;
●	API for AKCEA-APO(a)-LRx; and
●	API for AKCEA-APOCIII-LRx.

The development activities and the supply of API are distinct because Novartis or another third party could provide these items without our assistance.

We determined the transaction price for the Novartis collaboration was $108.4 million, comprised of the following:

●	$75.0 million from the upfront payment received;
●	$28.4 million for the premium paid by Novartis, which represents the excess of the fair value Ionis received from Novartis’ purchase of Ionis’ stock at a premium in the first quarter of 2017; and
●	$5.0 million for the potential premium Novartis would have paid if they had been required to purchase Ionis’ stock in the future at a premium.

We are recognizing the $75.0 million upfront payment plus the premium paid by Novartis from its purchase of Ionis' stock and the premium associated with Novartis' obligation to purchase Ionis' stock if we did not complete our IPO because we are the party providing the services and API under the collaboration agreement.

None of the development or regulatory milestone payments have been included in the transaction price, as all milestone payments are fully constrained. As part of our evaluation of the constraint, we considered numerous factors, including the fact that achievement of the milestones is outside of our control and contingent upon the success of our clinical trials, Novartis’ efforts, and the receipt of regulatory approval. We will re-evaluate the transaction price, including estimated variable consideration included in the transaction price and all constrained amounts, in each reporting period and as uncertain events are resolved or other changes in circumstances occur. Based on the distinct performance obligations under the Novartis collaboration, we allocated the $108.4 million transaction price based on relative stand-alone selling prices of each of our performance obligations as follows:

●	$64.0 million for development services for AKCEA-APO(a)-LRx;
●	$40.1 million for development services for AKCEA-APOCIII-LRx;
●	$1.5 million for the delivery of AKCEA-APO(a)-LRx API; and
●	$2.8 million for the delivery of AKCEA-APOCIII-LRx API.

We are recognizing revenue related to each of our performance obligations as follows:

●
We will satisfy the development services performance obligation for AKCEA-APO(a)-LRx as the research and development services are performed. We determined that the period of performance of the research and development services was two years, or through December 2018. We recognize revenue related to research and development services performed using an input method by calculating costs incurred at each period end relative to total costs expected to be incurred;

●
We will satisfy the development services performance obligation for AKCEA-APOCIII-LRx as the research and development services are performed. We determined that the period of performance of the research and development services was two and a half years, or through June 2019. We recognize revenue related to research and development services performed using an input method by calculating costs incurred at each period ended relative to total costs expected to be incurred;

●	We recognized the amount attributed to the AKCEA-APO(a)-LRx API supply when we deliver API to Novartis; and
●	We will recognize the amount attributed to the AKCEA-APOCIII-LRx API supply when we deliver API to Novartis.

At December 31, 2017, the aggregate transaction price allocated to our remaining performance obligations was $70.7 million, which we are recognizing over the estimated period of our performance obligation.

Under the SPA, in July 2017, Novartis purchased $50.0 million of our common stock in a separate private placement concurrent with the completion of our IPO at a price per share equal to the IPO price.  Our IPO is discussed in Note 9, Initial Public Offering.

During the year ended December 31, 2017, we earned revenue of $43.4 million from our relationship with Novartis, representing 100% of our revenue. Through December 31, 2016, we did not generate revenue. Our consolidated balance sheet at December 31, 2017 included deferred revenue of $70.7 million related to our relationship with Novartis.

Research and Development Expenses

Our research and development expenses include wages, benefits, facilities, supplies, external services, clinical study and manufacturing costs and other expenses that are directly related to our research and development activities. We expense research and development costs as we incur them. We do not conduct research activities and no such costs are included in these amounts.

If we make payments for research and development services prior to the services being rendered, we record those amounts as prepaid assets on our balance sheet and we expense them as the services are provided.

Sublicensing Expenses

We incur sublicense expenses under our development, commercialization and license agreement and services agreement with Ionis related to the drugs we have licensed under the agreement. We include our sublicense fee expenses in our research and development expenses on our consolidated results of operations since the applicable drugs are not yet approved for marketing. We recognize sublicense fee expenses in the period they are incurred. For example, in the first quarter of 2017, we incurred $48.4 million of sublicense fee expenses related to our collaboration with Novartis, of which $33.4 million of these expenses were non-cash and were related to the premium Novartis paid and the potential premium Novartis would have paid on Ionis' stock if we did not complete our IPO. Under the Novartis collaboration, we will recognize $108.4 million of revenue over the period of our performance, which began in February 2017. In 2017, we recognized $48.4 million of sublicensing expense, all of which was recognized in the first quarter of 2017. The $48.4 million is comprised of the following:

●	$15.0 million for the portion of the $75.0 million upfront payment we received upon initiating the Novartis collaboration that we paid in cash to Ionis;
●
$28.4 million for the premium paid by Novartis for its purchase of Ionis' stock in the first quarter of 2017, which is a non-cash expense. We determined the fair value of the premium by calculating the stated premium and applying a discount for lack of marketability because Ionis initially issued unregistered shares to Novartis; and

●
$5.0 million for the premium associated with Novartis' obligation to purchase Ionis' stock if we did not complete our IPO, which is a non-cash expense. We determined the fair value of the potential premium at the inception of the collaboration by calculating the value of the future premium based upon the stated premium, adjusting for the probability of us completing an IPO by the 15-month anniversary of the SPA and applying a discount for lack of marketability because Ionis would have issued unregistered shares to Novartis if it purchased Ionis' common stock.

We will pay 50% of all future license fees, milestone payments and royalties we receive to Ionis as a sublicense fee.

Estimated Liability for Research and Development Costs

We record accrued liabilities related to expenses for which vendors or service providers have not yet billed us. These liabilities are for products or services that we have received and primarily relate to ongoing nonclinical and clinical studies. These costs primarily include third-party clinical management costs, laboratory and analysis costs, toxicology studies and investigator grants. We have drugs in concurrent nonclinical and clinical studies at several sites throughout the world. To ensure that we have adequately provided for ongoing nonclinical and clinical research and development costs during the period in which we incur such costs, we maintain an accrual to cover these costs. We update our estimate for this accrual on at least a quarterly basis. The assessment of these costs is a subjective process that requires judgment. Upon settlement, these costs may differ materially from the amounts accrued in our consolidated financial statements. Our historical accrual estimates have not been materially different from our actual amounts.

License

As part of our founding in 2015, we obtained an exclusive license from Ionis for specific patents that Ionis owns and maintains related to our drug pipeline. We recorded our license from Ionis as a capital contribution using the carryover basis of Ionis' historical cost for the related patents. For comparative purposes, we have assumed that we obtained the license as of January 1, 2014. We are amortizing our capitalized license over its estimated useful life, which is the term of the underlying individual patents owned by Ionis. The weighted average remaining amortizable life of our license from Ionis is 12.2 years at December 31, 2017. The gross value of the license recorded on our consolidated balance sheet at December 31, 2017 and 2016 was $1.7 million. Accumulated amortization related to this license was $478,000, and $358,000 for the periods ended December 31, 2017 and 2016, respectively. Amortization expense related to this license was $120,000, $119,000 and $119,000 for the years ended December 31, 2017, 2016 and 2015, respectively.

We estimated amortization expense for our license from Ionis in each of the next five years is as follows:

Years Ending December 31, (in thousands)	Amortization
2018	$120
2019	$120
2020	$120
2021	$118
2022	$112

For additional detail of Akcea's license agreement with Ionis see Note 4, Development, Commercialization and License Agreement and Services Agreement with Ionis.

Concentration of Credit Risk

Financial instruments that potentially subject us to concentrations of credit risk consist primarily of cash, cash equivalents, short-term investments and receivables. We place our cash, cash equivalents and short-term investments with reputable financial institutions. We primarily invest our excess cash in commercial paper and debt instruments of the U.S. Treasury, financial institutions, corporations and U.S. government agencies with strong credit ratings and an investment grade rating at or above A-1, P-1 or F-1 by Moody's, Standard & Poor's, or S&P, or Fitch, respectively. We have established guidelines relative to diversification and maturities that maintain safety and liquidity. We periodically review and modify these guidelines to maximize trends in yields and interest rates without compromising safety and liquidity.

Cash Equivalents and Short-Term Investments

We consider all liquid investments with maturities of three months or less when we purchase them to be cash equivalents. Our short-term investments have initial maturities of greater than three months from date of purchase. We classify our short-term investments as available-for-sale and we carry them at fair market value based upon prices for identical or similar items on the last day of the fiscal period. We record unrealized gains and losses as a separate component of comprehensive income (loss) and we include net realized gains and losses in investment income (expense) on our consolidated statement of operations. We use the specific identification method to determine the cost of securities sold.

Property, Plant and Equipment

We carry our leasehold improvements and equipment at cost and depreciate it using the straight-line method over its estimated useful life. At December 31, 2017 and 2016, our leasehold improvements consisted of improvements to our office facility that we are amortizing over the shorter of the lease term or the estimated useful life of the asset. At December 31, 2017 and 2016, our equipment consisted of computer equipment that we are depreciating over three years.

Fair Value of Financial Instruments

We have estimated the fair value of our financial instruments. The amounts reported for cash equivalents, accounts payable and accrued expenses approximate fair value because of their short maturities. We report our investment securities at their estimated fair value based on quoted market prices for identical or similar instruments.

Operating Leases

We lease our office space in a building in Cambridge, Massachusetts under a non-cancelable operating lease, which commenced in April 2015 and was subsequently amended and expanded in February 2016 and March 2017. A portion of our lease currently expires in July 2018 and a portion of it expires in April 2020.

Annual future minimum payments under our operating lease for our office space in Cambridge, Massachusetts are as follows (in thousands) for each year indicated:

Cambridge Office Space Operating Lease
2018	$486
2019	250
2020	84
Total minimum payments	$820

Rent expense for the year ended December 31, 2017, 2016 and 2015 was $677,000, $435,000 and $183,000, respectively. We recognize rent expense on a straight-line basis over the lease term for the lease of our office space, which resulted in a deferred rent balance of $39,000 and $54,000 at December 31, 2017 and 2016, respectively.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires our management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Translation of Foreign Currency

For our foreign subsidiaries that report in a functional currency other than United States dollars, we translate their assets and liabilities into United States dollars using the exchange rate at the balance sheet date. We translate revenue and expenses at the monthly average exchange rates for the period. We translate capital accounts at the historical exchange rate in effect at the date of the transaction. We include foreign currency translation adjustments as a component of accumulated other comprehensive loss within the consolidated statements of comprehensive loss.

Segment Information

We operate as a single segment because our chief decision maker reviews operating results on an aggregate basis and manages our operations as a single operating segment.

Stock-Based Compensation Expense

We measure stock-based compensation expense for equity-classified awards, principally related to stock options, restricted stock units, or RSUs, and stock purchase rights under our employee stock purchase plan, or ESPP, based on the estimated fair value of the award on the date of grant. We recognize the value of the portion of the award that we ultimately expect to vest as stock-based compensation expense over the requisite service period in our consolidated statements of operations. We reduce stock-based compensation expense for estimated forfeitures at the time of grant and revise the expense in subsequent periods if actual forfeitures differ from those estimates.

We value our stock option awards and stock purchase rights under our ESPP using the Black-Scholes model. The determination of the grant date fair value of options using an option pricing model is affected principally by our estimated common stock fair value and requires us to make a number of other assumptions, including: the expected life of the option, the volatility of the underlying stock, the risk-free interest rate and expected dividends.

The fair value of RSUs is based on the market price of our common stock on the date of grant. The RSUs we have granted vest annually over a four-year period.

Prior to December 2015, Ionis granted our employees options to purchase shares of Ionis' common stock, or Ionis options. In December 2015, we granted our employees holding Ionis options additional options to purchase shares of our common stock, or Akcea options.

We determined the stock-based compensation expense for the Ionis options at the date of grant and recognized compensation expense over the vesting period of the Ionis options. In December 2015, we accounted for the issuance of the Akcea options as a modification to the original grant of the Ionis options because the grant of the Ionis options and Akcea options essentially represented a single stock award as the exercisability provisions of the Ionis options and Akcea options grants were interrelated and mutually exclusive. The total compensation expense measured on the modification date was the sum of the grant date fair value of the Ionis options plus any incremental compensation cost resulting from the grant of the Akcea options.

In 2016, we began concurrently granting Ionis options and Akcea options to our employees. Because the exercisability provisions of the awards are interrelated and mutually exclusive as described above, the fair values of the Ionis options and the Akcea options were determined on the date of grant and the option with the greater fair value was recognized over the vesting period of the awards. In 2017, we no longer concurrently granted Ionis and Akcea options. Our board of directors only receive grants under the Akcea option plan.

Following our IPO, we no longer grant Ionis options to our employees. Under the terms of the Ionis options, when we completed our IPO, the Ionis options our employees were holding were terminated. The termination of the Ionis options was determined not to be a modification, as the options were terminated based upon the existing contractual terms of the option agreements. As such, we will continue to recognize expense based on the valuation that was determined upon the grant date for options issued in 2016 or the modification date for options issued in 2015 and 2017.

The fair value of stock options granted under our 2015 Equity Incentive Plan is based on the fair value of our common stock on the date of grant. The fair value of stock options granted under the Ionis 2011 Equity Incentive Plan is based on the fair value of Ionis' common stock on the date of grant. Options granted to employees vest over a four-year period, with 25 percent exercisable at the end of one year from the date of the grant and the balance vesting ratably, on a monthly basis, thereafter and have a term of ten years. Options granted to directors vest annually over a four-year period and have a term of ten years.

See Note 6, Stockholders' Equity (Deficit), for additional information regarding our stock-based compensation plans.

Accumulated Other Comprehensive Loss

Accumulated other comprehensive loss is comprised of unrealized gains and losses on investments, net of taxes and currency translation adjustments. The following table summarizes changes in accumulated other comprehensive loss for the years ended December 31, 2017, 2016 and 2015 (in thousands):

	Years Ended December 31,
	2017	2016	2015
Beginning balance accumulated other comprehensive loss	$(21)	$(75)	$—
Unrealized gains (losses) on investments, net of tax (1)	(337)	75	(75)
Currency translation adjustment	(93)	(21)	—
Net other comprehensive income (loss)	(430)	54	(75)
Ending balance accumulated other comprehensive loss	$(451)	$(21)	$(75)

(1)	There was no tax benefit for other comprehensive income (loss) for the years ended December 31, 2017, 2016 and 2015.

Income Taxes

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act of 2017, or the Tax Act. The Tax Act makes broad and complex changes to the U.S. tax code. The changes include, but are not limited to, reducing the U.S. federal corporate tax rate from 35% to 21%, imposing a mandatory one-time transition tax on certain unrepatriated earnings of foreign subsidiaries, introducing bonus depreciation that will allow for full expensing of qualified property, eliminating the corporate alternative minimum tax, or AMT, and changing how existing AMT credits can be realized.

The SEC staff issued Staff Accounting Bulletin No. 118, or SAB 118, to address the application of U.S. GAAP in situations when a registrant does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Act.

Prior to the completion of our IPO we filed our tax returns on a consolidated and combined basis with Ionis for federal and state income tax purposes, respectively. For financial statement purposes when we are required to file on a consolidated or combined basis, we calculate our income tax amounts, including net operating losses and tax credit carryforwards, using a separate return methodology which determines income taxes as if we were a separate taxpayer from Ionis.  Effective July 19, 2017, the date of our IPO, we are no longer included in the consolidated federal income tax return with Ionis. We determined the amount of federal tax attributes, primarily net operating losses and tax credit carryforwards that transferred to us upon deconsolidation from Ionis.  We are still required to file most of our state tax returns on a consolidated or combined basis with Ionis.  Therefore, for financial statement purposes we calculated our state income tax amounts using the separate return method.  We have not yet determined the amount of state tax attributes, primarily net operating losses and tax credit carryforwards, which we would retain if we were to deconsolidate for state tax purposes from Ionis.

We account for income taxes using the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in our financial statements or tax returns. In addition, deferred tax assets are recorded for the future benefit of utilizing net operating losses and research and development credit carry forwards. Valuation allowances are provided when necessary to reduce deferred tax assets to the amount expected to be realized.

We apply the authoritative accounting guidance prescribing a threshold and measurement attribute for the financial recognition and measurement of a tax position taken or expected to be taken in a tax return. We recognize liabilities for uncertain tax positions based on a two-step process. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation settlement. The second step is to estimate and measure the tax benefit as the largest amount that is more than 50% likely to be realized upon ultimate settlement.

We recognize interest and penalties related to unrecognized tax benefits within the income tax expense line in the accompanying consolidated statements of operations. Accrued interest and penalties are included within other long-term liabilities in the consolidated balance sheets.

Significant judgment is required in evaluating our uncertain tax positions and determining our provision for income taxes. Although we believe our reserves are reasonable, no assurance can be given that the final tax outcome of these matters will not be different from that which is reflected in our historical income tax provisions and accruals. We adjust these reserves for changing facts and circumstances, such as the closing of a tax audit or the refinement of an estimate. To the extent that the final tax outcome of these matters is different than the amounts recorded, such differences may impact the provision for income taxes in the period in which such determination is made.

Significant judgment is also required in determining any valuation allowance recorded against deferred tax assets. In assessing the need for a valuation allowance, we consider all available evidence, including scheduled reversal of deferred tax liabilities, past operating results, the feasibility of tax planning strategies and estimates of future taxable income. Estimates of future taxable income are based on assumptions that are consistent with our plans. Assumptions represent management’s best estimates and involve inherent uncertainties and the application of management’s judgment. Should actual amounts differ from our estimates, the amount of our tax expense and liabilities could be materially impacted.

We record a valuation allowance to reduce the balance of our net deferred tax assets to the amount we believe is more-likely-than-not to be realized. We have incurred financial statement losses since inception and as a result we have a full valuation allowance recorded against our net deferred tax assets. We regularly assess the future realization of our net deferred tax assets and will reduce the valuation allowance in any such period in which we determine that all, or a portion, of our deferred tax assets are more-likely-than-not to be realized.

We do not provide for a U.S. income tax liability and foreign withholding taxes on undistributed foreign earnings of our foreign subsidiaries. The earnings of non-U.S. subsidiaries are currently expected to be indefinitely reinvested in non-U.S. operations.

Impact of Recently Issued Accounting Standards

In May 2014, the Financial Accounting Standards Board, or FASB, issued Accounting Standards Update, or ASU, No. 2014-09, which amends the guidance for accounting for revenue from contracts with customers. This ASU supersedes the revenue recognition requirements in ASC Topic 605, Revenue Recognition, or Topic 605, and creates a new Topic 606, Revenue from Contracts with Customers, or Topic 606. Under Topic 606, an entity recognizes revenue when its customer obtains control of promised goods or services, in an amount that reflects the consideration which the entity expects to receive in exchange for those goods or services.

To determine revenue recognition for arrangements that an entity determines are within the scope of Topic 606, the entity performs the following five steps: (i) identify the contract(s) with a customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations in the contract; and (v) recognize revenue when (or as) the entity satisfies a performance obligation. At contract inception, once the contract is determined to be within the scope of Topic 606, we assess the goods or services promised within each contract and determine those that are performance obligations, and assess whether each promised good or service is distinct. When we offer options for additional goods or services, such as an option to license a drug in the future or for additional goods or services to be provided in the future, we evaluate whether options are material rights that should be treated as additional performance obligations. We typically have not concluded that the option to license a drug or the options for additional goods or services that may be requested in the future under our collaboration agreement are material rights as the amounts attributable to such options represent standalone selling price, and therefore no consideration is allocated to these items at the inception of an agreement. When a partner exercises their option to license a drug or requests the additional goods or services, a new performance obligation is created for that item. Once performance obligations are identified, we then recognize as revenue the amount of the transaction price that we allocated to the respective performance obligation when (or as) each performance obligation is satisfied at a point in time or over time. If the performance obligation is satisfied over time, we recognize revenue based on the use of an output or input method. We have one revenue stream from our strategic collaboration, option and license agreement, or collaboration agreement, with Novartis Pharma AG, or Novartis, which we entered into in January 2017. For a complete discussion of the accounting for our collaboration revenue, see Note 4, Strategic Collaboration with Novartis.

Effective January 1, 2018, we adopted Topic 606 using the full retrospective transition method. Under this method, we revised our consolidated financial statements for prior period amounts as if Topic 606 had been effective for such periods. The references "as revised" used herein refer to revisions of data for the year ended December 31, 2017 as a result of our adoption of Topic 606. In addition to revisions to financial statement amounts and related tables, footnotes 1, 7, 8, 11 and 12 have been revised to reflect the adoption of ASC 606.